UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 27, 2018

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

38505 Woodward Avenue, Suite 200, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
TriMas Corporation (the “Corporation”) issued a press release on February 27, 2018, reporting its financial results for the fourth quarter and year ending December 31, 2017. A copy of the press release is attached hereto a an exhibit and is incorporated herein by reference. The press release is also available on the Corporation's website at www.trimascorp.com.
In addition, on February 27, 2018, the Company announced, effective in the first quarter of 2018, it is combining its former Energy and Engineered Components reportable segments into a new reportable segment, titled Specialty Products. The Specialty Products segment will be comprised of the Lamons, Norris Cylinder, and Arrow Engine divisions. The change is consistent with the Company's recent business realignment efforts, to provide a more streamlined operating structure and to better leverage resources across these three divisions. This realignment has no impact on the Company's historical consolidated balance sheet, statement of operations or cash flows. To provide historical information on a basis consistent with its new reporting structure, the Company has recast certain historical segment information in the attached Exhibit 99.2 for the years ended December 31, 2017, 2016 and 2015, as well as the quarterly periods in the years ended December 31, 2017 and 2016. This information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2017.
The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release

99.2	Supplemental Business Segment Financial Information - Specialty Products

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	February 27, 2018	By:	/s/ Robert J. Zalupski
		Name:	Robert J. Zalupski
		Title:	Chief Financial Officer